Exhibit 99.2

COLO | CLOUD | NETWORK

2nd Quarter 2018 Earnings Report

Peter D. Aquino
President & Chief Executive Officer

James C. Keeley
Chief Financial Officer

August 2, 2018

© 2018 Internap Corporation (INAP)

 FORWARD-LOOKING STATEMENTS  This presentation contains forward-looking statements. These forward-looking statements include statements related to sales, backlog, profitability, margins, operations improvement, cost reductions, participation in strategic transactions, and our expectations for 2018 revenue, Adjusted EBITDA, capital expenditures and Adjusted EBITDA less Capex. Our ability to achieve these forward-looking statements is based on certain assumptions, including our ability to execute on our business strategy, leveraging of multiple routes to market, expanded brand awareness for high-performance IT infrastructure services and customer churn levels. These assumptions may prove inaccurate in the future. Because such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, there are important factors that could cause INAP’s actual results to differ materially from those expressed or implied in the forward-looking statements, due to a variety of important factors. Such important factors include, without limitation: to drive growth while reducing costs; our ability to maintain current customers and obtain new ones, whether in a cost-effective manner or at all; the robustness of the IT infrastructure services market; our ability to achieve or sustain profitability; our ability to expand margins and drive higher returns on investment; our ability to sell into new and existing data center space; the actual performance of our IT infrastructure services and improving operations; our ability to correctly forecast capital needs, demand planning and space utilization; our ability to respond successfully to technological change and the resulting competition; the geographic concentration of the company’s data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; ability to identify any suitable strategic transactions; INAP's ability to realize anticipated revenue, growth, synergies and cost savings from the acquisition of SingleHop; INAP's ability to successfully integrate SingleHop’s sales, operations, technology, and products generally; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in our network operations centers, data centers, network access points or computer systems; our ability to provide or improve IT infrastructure services to our customers; our ability to protect our intellectual property; our substantial amount of indebtedness, our possibility to raise additional capital when needed, on attractive terms, or at all, our ability to service existing debt or maintain compliance with financial and other covenants contained in our credit agreement; our compliance with and changes in complex laws and regulations in the U.S. and internationally; our ability to attract and retain qualified management and other personnel; and volatility in the trading price of INAP common stock.These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to INAP or persons acting on its behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and INAP undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.   © 2018 Internap Corporation (INAP)

 NON-GAAP MEASURES  In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. INAP believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand our underlying performance and trends. Non-GAAP financial measures have inherent limitations, which are not required to be uniformly applied. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, we use non-GAAP financial measures as comparative tools, together with GAAP financial measures, to assist in the evaluation of our operating performance or financial condition. Our method of calculating these non-GAAP financial measures may differ from methods used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP.We have provided in this presentation reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures. Reconciliations of non-GAAP financial measures are also available in the attachment to our second quarter 2018 earnings press release available on our website at www.ir.inap.com.  © 2018 Internap Corporation (INAP)

INAP SECOND QUARTER HIGHLIGHTS

- **Reported 2Q results represent a solid performance**
- **Operations improvements are expanding margins**
- **Sales close rates are replenishing our backlog, producing organic growth**
- **Closure of non-core data centers will be completed by year-end**
- **Strategic deals and partnerships are now re-ignited:**
  - **New flagship data center in greater Phoenix market, anchored by BofA**
  - **Cross-selling services deal with COLT Data Centre Services**

INAP Serves a Large Addressable Metro Footprint Worldwide

INAP
© 2018 Internap Corporation (INAP)
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© 2018 Internap Corporation (INAP)  5         99 POPs On-Net  INAP OPERATES 56 DATA CENTERS IN 21 MARKETS    Effective as of August 1, 2018  INAP cross-selling with COLT in London, UK  Effective as of July 1, 2018  INAP adds New Flagshipin Phoenix, AZ   Indicates Recent Event      Note: INAP has 56 data centers, after four planned non-core closures in Atlanta, Boston, Dallas and Los Angeles.

 CONSOLIDATED EARNINGS SUMMARY   *Reconciliation to GAAP on pages 13-19 © 2018 Internap Corporation (INAP)  Reported Revenue and Adjusted EBITDA Increased QoQ and YoY

 INAP US BUSINESS UNIT RESULTS  *Reconciliation to GAAP on pages 13-19 © 2018 Internap Corporation (INAP)  INAP US Adjusted EBITDA Remains Strong Including Acquisition  COLOCATION  NETWORK  INAP US Business Unit Contribution (non-GAAP)* ($mm) and %   CLOUD  INAP US Revenue ($mm)  $54.1  $57.1  $64.1  $29.6  $30.9  $30.9  $19.6  $12.4  $9.4  $15.1  $13.8  $13.6  $21.3  $26.5  $29.2  39.4%  46.5%  45.6%      2Q’17  2Q’17  1Q’18  1Q’18  2Q’18  2Q’18

 INAP INTL BUSINESS UNIT RESULTS  *Reconciliation to GAAP on pages 13-19 © 2018 Internap Corporation (INAP)  INAP INTL Cloud Revenue is Driving Growth  COLOCATION  NETWORK  INAP INTL Business Unit Contribution (non-GAAP)* ($mm) and %   CLOUD  $7.1  $6.0  $6.0  $1.3  $15  INAP INTL Revenue ($mm)  $15.5  $17.1  $17.9  $1.2  $1.5  $1.5  $12.8  $12.6  $13.6  $1.5  $3.0  $2.8  45.5%  35.0%  33.7%  1    2Q’18  2Q’18  2Q’17  1Q’18  2Q’17  1Q’18

   CASH FLOW AND BALANCE SHEET SUMMARY  *Reconciliation to GAAP on pages 13-19© 2018 Internap Corporation (INAP)  Unlevered Free Cash Flow Up Significantly in Q2’18

 SECOND QUARTER 2018 FINANCIAL GUIDANCE UPDATE  *Reconciliation to GAAP on pages 13-19 © 2018 Internap Corporation (INAP)  Raising Adjusted EBITDA Guidance

 NEXT STEPS FOR SECOND HALF OF 2018  © 2018 Internap Corporation (INAP)  INAP is Transforming into a Growth Company and Gaining Scale  Management’s focus is to accelerate customer installation of our backlogSales to push for larger customer deals, fostering new organic growthINAP INTL to leverage cross-sell arrangements for data center servicesINAP US to invest in key markets to capture high demandGlobal Network Services to light metro rings and continue to lower costs Business development continues to supplement revenue growth into 2019

 © 2018 Internap Corporation (INAP)  APPENDIX  Reconciliation of Non-GAAP Financial Measures

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Normalized Net Loss Attributable to INAP Shareholders is a non-GAAP measure. Normalized Net Loss is net loss attributable to INAP shareholders plus non-GAAP revenue, exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, one time interest expense, and organizational realignment costs.($ in thousands, unaudited)  © 2018 Internap Corporation (INAP)

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Business Unit Contribution and Business Unit Contribution Margin are non-GAAP measures. Business Unit Contribution is defined as business unit revenues less direct costs of sales and services, customer support, and sales and marketing, exclusive of depreciation and amortization. Business Unit Contribution Margin is Business Unit Contribution as a percentage of business unit revenues.($ in thousands, unaudited)  © 2018 Internap Corporation (INAP)

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. Adjusted EBITDA is GAAP net loss attributable to INAP Shareholders plus non-GAAP revenue, depreciation and amortization, interest expense, provision (benefit) for income taxes, other expense (income), (gain) loss on disposal of property and equipment, exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, organizational realignment costs, and acquisition costs. Adjusted EBITDA margin is adjusted EBITDA as a percentage of revenues.  © 2018 Internap Corporation (INAP)  ($ in thousands, unaudited)

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA less CapEx is a non-GAAP measure. Adjusted EBITDA less CapEx is Adjusted EBITDA less capital expenditures with Adjusted EBITDA for this non-GAAP measure defined as net cash flow provided by operating activities plus cash paid for interest, cash paid for taxes, cash paid for exit activities and restructuring, cash paid for strategic alternatives and related costs, cash paid for organizational realignment costs, payment of debt lender fees, cash paid for acquisition costs, and other working capital changes less capital expenditures.  © 2018 Internap Corporation (INAP)  ($ in thousands, unaudited)

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  © 2018 Internap Corporation (INAP)  Free Cash Flow and Unlevered Free Cash Flow are non-GAAP measures. Free Cash Flow is net cash flows provided by operating activities minus capital expenditures. Unlevered Free Cash Flow is Free Cash Flow plus cash interest expense.  ($ in thousands, unaudited)

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Below is a reconciliation of GAAP net loss to forward looking Adjusted EBITDA for the period indicated:  © 2018 Internap Corporation (INAP)  ($ in millions, unaudited)

 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Below is a reconciliation of GAAP Net Cash Flows Provided by Operating Activities to forward-looking Adjusted EBITDA less CapEx for the period indicated below:  © 2018 Internap Corporation (INAP)  ($ in millions, unaudited)